UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2021
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue,	St. Louis,	Missouri	63105
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On April 26, 2021, Enterprise Financial Services Corp, a Delaware corporation, or Enterprise, Enterprise Bank & Trust, a Missouri state-chartered trust company with banking powers and wholly-owned subsidiary of Enterprise, or EB&T, First Choice Bancorp, a California corporation, or First Choice, and First Choice Bank, a California-chartered commercial bank and wholly-owned subsidiary of First Choice, or FCB, entered into an Agreement and Plan of Merger, or the merger agreement, pursuant to which First Choice will merge with and into Enterprise, with Enterprise continuing as the surviving entity, which is referred to as the merger. Immediately following the merger, FCB will merge with and into EB&T, with EB&T as the surviving institution, which is referred to as the bank merger. Each of the boards of directors of Enterprise, EB&T, First Choice and FCB unanimously approved the merger agreement.

A copy of the merger agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K. A summary of the merger agreement’s material terms follows.

Merger Consideration

Stock Consideration. Subject to the terms and conditions of the merger agreement, at the effective time of the merger, each share of First Choice common stock outstanding immediately prior to the effective time will be converted into the right to receive 0.6603, which is referred to as the exchange ratio, shares of Enterprise common stock as well as cash in lieu of fractional shares of Enterprise common stock. The shares of Enterprise common stock issuable and cash in lieu of fractional shares payable to First Choice shareholders is referred to as the stock consideration. If pre-closing environmental reviews of First Choice’s real estate result in estimated remediation costs in excess of a specified threshold, then Enterprise may elect to adjust the exchange ratio to account for those costs.

First Choice Options. Subject to the terms and conditions of the merger agreement, at the effective time of the merger, (a) each unvested option to acquire shares of First Choice common stock, or First Choice option, will vest or be forfeited, as the case may be, pursuant to the terms of the First Choice benefit plan and/or award agreement, and (b) each vested and outstanding First Choice option granted under any First Choice benefit plan and/or award agreement will be canceled and extinguished and exchanged for the right to receive (without interest) an amount of cash equal to the product of (i) the aggregate number of shares of First Choice common stock issuable upon exercise of such First option and (ii) the excess, if any, of (A) the product of (x) the exchange ratio and (y) the daily volume weighted average price of Enterprise’s common stock for the 20 consecutive trading days ending on the trading day immediately preceding the closing date of the merger, over (B) the per-share exercise price of such First Choice option, less any applicable taxes required to be withheld with respect to such cash payment.

Other First Choice Stock-Based Awards. Subject to the terms and conditions of the merger agreement, at the effective time of the merger, each award of First Choice restricted stock units and other stock-based awards granted by First Choice that is then unsettled or unvested will vest or be cancelled, as the case may be, pursuant to the terms of the applicable First Choice benefit plan and/or award agreement.

Appointment of Enterprise Director

In the merger agreement, Enterprise is required to take all action necessary to appoint or elect, effective as of the effective time of the merger, one current First Choice director as a director of Enterprise. The selected First Choice director must be independent with respect to Enterprise for purposes of Nasdaq’s listing requirements and mutually agreeable to Enterprise and First Choice. Enterprise and First Choice have determined that Peter Hui, the founder and chairman of the board of directors of First Choice, will be appointed to the Enterprise board, with such appointment to be effective as of the effective time of the merger. Mr. Hui will serve until the first annual meeting of the shareholders of Enterprise following the effective time of the merger and until he or his respective successor is elected and qualified.

Representations, Warranties and Covenants

The merger agreement contains customary representations, warranties and covenants from each of Enterprise, EB&T, First Choice and FCB relating to their respective companies, subsidiaries, businesses and matters related to the merger.

Among other covenants, each of Enterprise and First Choice has agreed: (a) to convene and hold a meeting of its shareholders to consider and vote upon the merger agreement and (b) that, subject to certain exceptions with respect to First Choice, the boards of directors of Enterprise and First Choice, respectively, will recommend the approval of the merger and the merger agreement by their shareholders. First Choice has also agreed not to solicit alternative third-party acquisition proposals or, subject to certain exceptions, conduct discussions concerning or provide confidential information in connection with any alternative third-party acquisition proposal.

The merger agreement contains representations and warranties that Enterprise, EB&T, First Choice and FCB made to and solely for the benefit of each other. These representations and warranties are subject to materiality standards which may differ from what may be viewed as material by investors and shareholders, and, in certain cases, were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The assertions embodied in those representations and warranties also are qualified by information in confidential disclosure schedules that the parties have exchanged when signing the merger agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties in the merger agreement. Accordingly, neither shareholders of either First Choice or Enterprise should rely on the representations and warranties as characterizations of the actual state of facts or condition of Enterprise or First Choice, since they were only made as of the date of the merger agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be fully reflected in Enterprise’s or First Choice’s public disclosures.
Conditions to Closing

The completion of the merger is subject to various closing conditions, which include, among others:

•    approval of the merger agreement and the transactions contemplated by the merger agreement by Enterprise’s and First Choice’s shareholders;

•    the receipt of all required regulatory approvals or authorizations, provided that none of these approvals contain any prohibition, limitation, or other requirement which would (a) materially prohibit or materially limit the ownership or operation by Enterprise or any subsidiary of Enterprise (including First Choice and FCB after closing of the merger) of all or any material portion of its business or assets, (b) compel Enterprise or any subsidiary of Enterprise (including First Choice and FCB after closing of the merger) to dispose of all or any material portion of its business or assets, (c) cause any portion of any First Choice regulatory agreement to be enforceable against Enterprise or EB&T after the merger, or (d) be reasonably expected to have a material adverse effect on Enterprise, taken as a whole, after giving effect to the merger;

•    the accuracy of the representations and warranties of the parties set forth in the merger agreement subject to the standards set forth in the merger agreement;

•    the material performance of all obligations under the merger agreement to be performed prior to the closing of the merger;

•    the absence of any law, injunction, order, judgment or decree enacted, entered into, promulgated or enforced by any governmental authority prohibiting or making illegal completion of any of the transactions contemplated by the merger agreement;

•    the effective registration of the shares of Enterprise common stock to be issued to First Choice shareholders with the U.S. Securities and Exchange Commission, or the SEC, and the approval of such shares for listing on the Nasdaq Global Select Market; and

•    the receipt by each party of an opinion from Enterprise and First Choice counsel, respectively, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination

The merger agreement contains certain termination rights for both Enterprise and First Choice, including if (a) the merger is not consummated by December 31, 2021, (b) the necessary regulatory approvals are not obtained, (c) the approval of Enterprise’s and/or First Choice’s shareholders is not obtained; or (d) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied. In addition, First Choice may terminate the merger agreement if: (a) the Enterprise daily volume weighted average stock price for the 20 consecutive trading days ending on the trading day immediately preceding the fifth trading day prior to the closing of the merger, which is referred to as the triggering VWAP, is less than $39.70 per share; and (b) the triggering VWAP underperforms the average closing price of a specified index of financial institution stocks during the 20 trading days ending on the trading day immediately preceding the fifth trading day prior to the closing of the merger by more than 20%. If First Choice elects to terminate the merger agreement in such instance, Enterprise may elect to reinstate the merger agreement by adjusting the exchange ratio to increase the stock consideration. If Enterprise makes such election to reinstate the merger agreement, then no termination will occur and the merger agreement will remain in effect according to its terms (except the stock consideration, which will have been adjusted). Enterprise may also terminate the merger agreement in certain instances, including if the board of directors of First Choice fails to recommend the merger agreement to the First Choice shareholders, or the board of directors of First Choice makes an adverse change in its recommendation with respect to shareholder approval of the merger agreement.

Termination Fee and Liquidated Damages

First Choice must pay Enterprise a termination fee of $16,800,000 if the merger agreement is terminated under specified circumstances. In addition, if the merger agreement is terminated by either party as a result of the other party’s breach of its representations or warranties, or material breach of its covenants set forth in the merger agreement, and such breach would result in the closing conditions not being satisfied, then the non-terminating party will be required to pay the terminating party $1,500,000 as liquidated damages.
The foregoing summary of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the merger agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The merger agreement is included with this filing only to provide investors with information regarding the terms of the merger agreement, and not to provide investors with any factual information regarding Enterprise or First Choice, their respective affiliates or their respective businesses. The merger agreement should not be read alone, but should instead be read in conjunction with the other information regarding Enterprise, EB&T, First Choice, FCB, and their respective affiliates or businesses, the merger agreement and the merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Enterprise and First Choice, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings of Enterprise.

Voting Agreement

On April 26, 2021, concurrently with the execution of the merger agreement and as a material inducement and as additional consideration to Enterprise to enter into the merger agreement, each of the directors of First Choice, solely in their capacity as shareholders of First Choice, entered into a voting agreement with Enterprise, referred to as the voting agreement, pursuant to which they have each agreed, among other things, (a) to vote all shares of First Choice common stock owned by such holder in favor of the approval of the merger agreement and the transactions contemplated thereby and (b) not to transfer any of their shares of First Choice common stock except for certain limited purposes described in the voting agreement. The voting agreements will terminate automatically in the event that the merger agreement is terminated for any reason in accordance with its terms.

The foregoing summary of the voting agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the voting agreement, which is substantially in the form included as Exhibit A to the merger agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to Mr. Hui’s appointment to Enterprise’s board of directors effective as of the effective time of the merger is incorporated into this Item 5.02 by reference. There are no transactions between Enterprise and Mr. Hui that would be required to be reported under Item 404(a) of Regulation S-K.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements regarding Enterprise, including its wholly-owned subsidiary EB&T, First Choice, including its wholly-owned subsidiary FCB, and Enterprise’s proposed acquisition of First Choice and FCB. These forward-looking statements may include: statements regarding the acquisition, the consideration payable in connection with the acquisition, and the ability of the parties to consummate the acquisition. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Enterprise anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the acquisition may not be timely completed, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement; the outcome of any legal proceedings that may be instituted against Enterprise or First Choice; that prior to the completion of the acquisition or thereafter, Enterprise’s and First Choice’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, Enterprise shareholder or First Choice shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that adverse regulatory conditions may be imposed in connection with regulatory approvals of the acquisition; reputational risks and the reaction of the companies’ employees or customers to the transaction; diversion of management time on acquisition-related issues; that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity, could harm Enterprise and First Choice’s business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the proposed acquisition; and those factors and risks referenced from time to time in Enterprise’s filings with the Securities and Exchange Commission, or the SEC, including in Enterprise’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its other filings with the SEC. For any forward-looking statements made in this Current Report on Form 8-K or in any documents, Enterprise claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Except to the extent required by applicable law or regulation, Enterprise disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.

Additional Information About the Acquisition and Where to Find It

In connection with the proposed acquisition transaction, along with other relevant documents, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement/prospectus to be distributed to the shareholders of Enterprise and First Choice in connection with their votes on the acquisition. SHAREHOLDERS OF ENTERPRISE AND FIRST CHOICE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION

AND RELATED MATTERS. FREE COPIES OF THESE DOCUMENTS MAY BE OBTAINED AS DESCRIBED BELOW.

The final joint proxy statement/prospectus will be mailed to shareholders of Enterprise and First Choice. Investors and security holders will be able to obtain the documents, and any other documents Enterprise has filed with the SEC, free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by Enterprise in connection with the proposed acquisition will be available free of charge by (1) accessing Enterprise’s website at www.enterprisebank.com under the “Investor Relations” link, (2) writing Enterprise at 150 North Meramec, Clayton, Missouri 63105, Attention: Investor Relations, (3) accessing First Choice’s website at https://investors.firstchoicebankca.com under the “SEC Filings” tab, or (4) writing First Choice at 17785 Center Court Drive, N Suite 750, Cerritos, CA 90703, Attention: General Counsel.

Participants in Solicitation

First Choice and certain of their directors and executive officers, and Enterprise and certain of their directors, executive officers and other certain members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of First Choice and the shareholders of Enterprise in connection with the Merger. Information about the directors and executive officers of Enterprise is set forth in the proxy statement for Enterprise’s 2021 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2021. Information about the directors and officers of First Choice will be set forth in the Form-10-K/A, to be filed with the SEC on or about April 27, 2021 and in the proxy statement of First Choice to be filed on Schedule 14A during the third quarter of 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document, once filed, may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

2.1*    Agreement and Plan of Merger, dated April 26, 2021, by and among Enterprise Financial Services Corp, Enterprise Bank & Trust, First Choice Bancorp and First Choice Bank.
104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

* Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Enterprise agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	April 26, 2021	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer